POWER OF ATTORNEY


      INCOME MANAGERS TRUST, a New York common law trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Theodore P. Giuliano, Michael J. Weiner, Richard M. Phillips, Arthur C. Delibert, Susan M. Casey and Dana L. Platt (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Registration Statement of Neuberger & Berman Income Trust on Form N-14 under the Securities Act of 1933, and any amendments thereto, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest, any such registration statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

      IN WITNESS WHEREOF, INCOME MANAGERS TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands this 24th day of September, 1997.

                        INCOME MANAGERS TRUST


                        By: /S/ THEODORE P. GIULIANO
                            -------------------------------------
                            Theodore P. Giuliano, President

[SEAL]

ATTEST:


/S/ CLAUDIA A. BRANDON
----------------------------
Claudia A. Brandon,
Secretary

                       [Signatures Continued on Next Page]

          SIGNATURE              TITLE

/S/ STANLEY EGENER            Chairman of the Board,
------------------------      Chief Executive Officer,
Stanley Egener                and Trustee


/S/ THEODORE GIULIANO         President and Trustee
------------------------
Theodore Giuliano

/S/ MICHAEL J. WEINER         Vice President and
------------------------      Principal Financial Officer
Michael J. Weiner

/S/ RICHARD RUSSELL           Treasurer and Principal
------------------------      Accounting Officer
Richard Russell

/S/ CLAUDIA A. BRANDON        Secretary
------------------------
Claudia A. Brandon

/S/ JOHN CANNON               Trustee
------------------------
John Cannon

/S/ BARRY HIRSCH              Trustee
------------------------
Barry Hirsch

/S/ ROBERT A. KAVESH          Trustee
------------------------
Robert A. Kavesh

/S/ WILLIAM E. RULON          Trustee
------------------------
William E. Rulon

/S/ CANDACE L. STRAIGHT       Trustee
------------------------
Candace L. Straight